Filed pursuant to Rule 497(e)

Registration No. 333-186042

August 25, 2014

DOUBLELINE EQUITY FUNDS

DoubleLine Equities Growth Fund

Supplement dated August 25, 2014 to the Prospectus for Class I (DBEGX) and Class N (DLEGX) shares of DoubleLine Equities Growth Fund (the “Fund”) dated July 1, 2014 (the “Prospectus”) and the Fund’s Statement of Additional Information dated July 1, 2014 (the “SAI”). This Supplement updates certain information contained in the above-dated Prospectus and SAI. Please review this important information carefully.

Effective October 1, 2014, the Fund’s Class N shares will be re-designated as Class A shares (the “Re-designation”). Accordingly, if you hold Class N shares of the Fund at the time of the Re-designation, those shares will become Class A shares of the Fund. There will be no change in net asset value per share of your shares of the Fund as a result of the Re-designation. In addition, as described in more detail below, the fees and expenses related to holding, purchasing, and selling Class A shares are not expected to differ from such Class N shares fees and expenses for holders of Class N shares of the Fund at the time of the Re-designation.

As of October 1, 2014, the following changes to the Fund’s Prospectus and SAI will be in effect:

1. Except for references to the Fund’s Class N shares specifically relating to a period prior to October 1, 2014, all references to the Fund’s Class N shares are replaced with references to Class A shares.

Prospectus

2. The section in the Fund’s Fund Summary entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for an initial sales load discount on an investment in Class A shares if you and your family invest, or agree to invest in the future, $50,000 or more in Class A shares of the Fund. More information about this discount is available from your financial intermediary and under “Share Class Features—Choosing a Share Class” on page 252 of this Prospectus.

Shareholder Fees (fees paid directly from your investment; more details about the fees charged to each share class are available under “Share Class Features—Choosing a Share Class” in this Prospectus).

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	0.75%[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fees for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	12.52%	12.52%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%

Total Annual Fund Operating Expenses	13.58%	13.33%
Fee Waiver and/or Expense Reimbursement[3]	(12.27%)	(12.27%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	1.06%

[1]	A contingent deferred sales charge (load) applies only to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

[2]	“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

[3]	The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.30% for Class A shares and 1.05% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least July 31, 2015, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class I
1 Year	$553	$108
3 Years	$3,023	$2,653
5 Years	$5,087	$4,792
10 Years	$8,884	$8,761

3. The section in the Fund’s Fund Summary entitled “Performance” is deleted in its entirety and replaced with the following:

Performance

Because the Fund commenced operations on April 1, 2013, total return information is not yet available for a full calendar year. Financial information for the Fund’s Class I shares and Class N shares from April 1, 2013, through March 31, 2014, is available in the Financial Highlights section of the Prospectus. Effective October 1, 2014, the Fund’s Class N shares were re-designated as Class A shares (the “Re-designation”). Because Class A shares are subject to a sales charge, the performance of the Fund’s Class A shares would have been lower than the performance of the Fund’s Class N shares shown prior to the Re-designation if such sales charge had applied. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

4. The line item in the table providing information on the Fund’s expense limitation arrangements on page 251 of the Prospectus in the section entitled “Management of the Funds—Advisory Agreements” is deleted in its entirety and replaced with the following:

Fund	Class A	Class C	Class I	Class N
DoubleLine Equities Growth Fund	1.30%	N/A	1.05%	N/A

5. The section entitled “Share Class Features” is revised to reflect that the Fund offers Class A shares and no longer offers Class N shares.

6. The section entitled “Share Class Features—Class A Shares (DoubleLine Multi-Asset Growth Fund)—Purchases at Net Asset Value” is deleted in its entirety and replaced with the following:

Purchases at Net Asset Value. Class A shares may be purchased without the imposition of any sales loads by (1) investment advisory clients of DoubleLine; (2) current or former Trustees and their family members; (3) trustees or custodians of any employee benefit plan or employer-sponsored retirement plan, IRA, Keogh plan, or trust established for the benefit of an employee or officer of DoubleLine and any of its affiliates; (4) any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity; (5) certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers and their investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts, and other managed agency/asset allocation accounts; (6) employees and officers of the Adviser or Trust and their respective family members; (7) any of DoubleLine’s affiliates (including, among others, other DoubleLine funds), their employees and their employees’ family members; (8) investors who invest through investment programs, employee benefit or retirement plans, or other investment platforms with distribution arrangements with the Fund’s distributor permitting the purchase of Class A shares at net asset value; and (9) shareholders who held Class N shares of DoubleLine Equities Growth Fund on the books and records of the Fund at the time of the Re-designation. A person’s family members include a person’s spouse or life partner and other members of the person’s immediate family, including step and adoptive relationships.

7. The second and third sentences in the first paragraph under the section entitled “Other Account Policies—Exchange Privilege” are deleted in their entirety and replaced with the following:

(Note: As of the date of this Prospectus, only the DoubleLine Multi-Asset Growth Fund offers Class C shares and only the DoubleLine Multi-Asset Growth Fund and the DoubleLine Equities Growth Fund offer Class A shares. No contingent deferred sales load will be paid on an exchange of shares for shares of the same class of another DoubleLine Fund; however, the Class A (only where applicable) and Class C shares you receive in connection with an exchange will continue to be subject to a contingent deferred sales load.)

8. The following sentence is added to the end of the first paragraph under the section entitled “Financial Highlights”):

Effective October 1, 2014, DoubleLine Equities Growth Fund’s Class N shares were re-designated as Class A shares.

Statement of Additional Information

9. The second and third paragraphs under the section entitled “General Information” have been revised to reflect that the Fund offers Class A shares and no longer offers Class N shares. In addition, the following sentence is added to the end of the third paragraph in this section:

Effective October 1, 2014, the Equities Growth Fund’s Class N shares were re-designated as Class A shares (the “Re-designation”).

10. The line item in the table providing information on the Fund’s expense limitation arrangements on page 81 of the SAI in the section entitled “Investment Advisory Agreements” is deleted in its entirety and replaced with the following:

Fund	Class A	Class C	Class I	Class N
Equities Growth Fund	1.30%	N/A	1.05%	N/A

11. The third paragraph on page 81 under the section entitled “Investment Advisory Agreements” is revised to reflect that the expense limitation in place for the Class A shares of the Equities Growth Fund went into effect as of the Re-designation and is the same expense limitation that was in effect for the Fund’s Class N shares prior to the Re-designation.

12. The following footnote is added to the “Equities Growth Fund—Class N Shares” category included on page 88 of the SAI in the table under the section entitled “Control Persons and Principal Holders of Securities”:

**As of the date of the Re-designation, any Class N shares of Equities Growth Fund held by these accounts were re-designated as Class A shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DLDEFSUP

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